Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

OF

CONSTELLATION BRANDS, INC.

Dated as of November 10, 2022

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of November 10, 2022 (the “Effective Date”), by and among the Stockholders listed on Exhibit A hereto (each a “Stockholder” and, collectively, the “Stockholders”) and Constellation Brands, Inc., a Delaware corporation (the “Company”) and any Person who becomes a party hereto pursuant to Section 9(d). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, effective as of the Reclassification Effective Time, the Company completed a reclassification transaction (the “Reclassification”) pursuant to that certain Reclassification Agreement, dated as of June 30, 2022, by and among the Company and the other parties thereto (the “Reclassification Agreement”);

WHEREAS, in connection with the Reclassification, the Company has agreed to grant the Stockholders registration rights as set forth in this Agreement; and

WHEREAS, the Board of Directors of the Company has, among other things, approved and adopted, and determined to have the Company enter into, effective as of the consummation of the Reclassification, this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such person.

“Agreement” has the meaning given to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 2(d).

“Block Sale” means the sale of shares of Class A Common Stock to one or several purchasers in a registered transaction by means of a bought deal, a block trade or a direct sale.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Class 1 Common Stock” means the Class 1 common stock of the Company, par value $0.01 per share.

“Class A Common Stock” means the Class A common stock of the Company, par value $0.01 per share.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 6(a).

“Demand Registration” has the meaning given to such term in Section 2(e).

“Demand Request” has the meaning defined in Section 2(e).

“Effective Date” has the meaning given to such term in the Preamble.

“Effective Period” has the meaning given to such term in Section 2(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Indemnified Party” has the meaning given to such term in Section 6(c).

“Indemnifying Party” has the meaning given to such term in Section 6(c).

“Losses” has the meaning given to such term in Section 6(a).

“Marketed Underwritten Offering” means (i) an Underwritten Offering pursuant to a Demand Registration where the plan of distribution contemplates a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters or (ii) a Marketed Underwritten Shelf Offering.

“Marketed Underwritten Shelf Offering” has the meaning given to such term in Section 2(b).

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Piggyback Registration” has the meaning given to such term in Section 3(a).

“Piggybacking Holder” has the meaning given to such term in Section 2(h)(iii).

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Reclassification Agreement” has the meaning given to such term in the Recitals.

“Registration Expenses” has the meaning given to such term in Section 7.

“Registrable Securities” means, as of any date of determination, any shares of Class A Common Stock (including, for the avoidance of doubt, any such shares received on conversion of any Class 1 Common Stock) held by a Stockholder and any equity securities or other equity interests issued or issuable, directly or indirectly, with respect to the shares of Class A Common Stock by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization or distribution. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act following the execution of this Agreement, (ii) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (iii) they shall have ceased to be outstanding or (iv) they have been sold in a private transaction (other than to another Stockholder or Family-Related Person). Notwithstanding the foregoing, any Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 will be deemed not to be Registrable Securities if the Stockholders collectively own less than 3% of the outstanding Class A Common Stock.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144”, “Rule 145”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same may be amended from time to time, or any successor rule then in force.

“Sands Family” means Messrs. Robert and Richard Sands and other members of their extended family and related entities.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all underwriting and brokerage discounts, selling commissions and transfer taxes, if any, applicable to any sales of Registrable Securities under any Registration Statement.

“Shelf Registration Statement” has the meaning given to such term in Section 2(a).

“Shelf Takedown” has the meaning given to such term in Section 2(b).

“Stockholder” or “Stockholders” has the meaning given to such term in the Preamble.

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“WildStar” has the meaning given to such term in Section 9(p).

“WKSI” has the meaning given to such term in Section 2(d).

2. Registration Rights.

(a) Shelf Registration. The Company shall use its reasonable best efforts to file with the SEC and have declared effective, as promptly as practicable following the execution of this Agreement, a registration statement on Form S-3 or any comparable or successor form or forms or any similar short-form registration constituting a “shelf” registration statement providing for the registration of, and the sale by the Stockholders on a continuous or delayed basis of, all of the Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”); provided that, notwithstanding anything to the contrary, the initial Shelf Registration Statement shall in any event be filed and declared effective no later than 30 days after the date hereof. The Company shall replace any Shelf Registration Statement at or before expiration with a successor effective registration statement on Form S-3 (or any comparable or successor form or forms or, if the Company is not eligible to file a registration statement on Form S-3, a successor effective registration statement on Form S-1 providing for the registration of, and the sale by the Stockholders on a continuous or delayed basis of, all of the Registrable Securities, pursuant to Rule 415 or otherwise) to the extent any Stockholders hold any Registrable Securities. Any such successor registration statement shall be considered a “Shelf Registration Statement” for the purposes of this Agreement. In the event the Company files a Shelf Registration Statement on Form S-1, the Company shall use its reasonable best efforts to convert it to a Shelf Registration Statement on Form S-1 to a registration statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3.

(b) Shelf Takedowns. Subject to the provisions of Section 2(c) hereof, the Stockholders shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell Registrable Securities held by them pursuant to a Shelf Registration Statement (each, a “Shelf Takedown”). The number of Shelf Takedowns that the Stockholders may effect pursuant to this Section 2(b) shall not be limited, provided that the number of Underwritten Offerings where the plan of distribution contemplates a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (any such Underwritten Offering effected pursuant to a Shelf Takedown, a “Marketed Underwritten Shelf Offering”) shall be limited to a total of one in any calendar year (and any such Marketed Underwritten Shelf Offering shall cover at least $100,000,000 worth of the then current value of shares of Class A Common Stock (including, for the avoidance of doubt, any such shares received on conversion of any Class 1 Common Stock)), it being understood, for the avoidance of doubt, any Block Sale effected pursuant to a Shelf Takedown shall not be considered a Marketed Underwritten Shelf Offering for the purposes hereof. Any Shelf Takedown may be made by and pursuant to any method or combination of methods legally available to the Stockholders (including an underwritten offering, a direct sale to purchasers, a sale to or through brokers, dealers or agents, a sale over the internet, Block Sales, derivative transactions with third parties, sales in connection with short sales and other hedging transactions). The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by the Stockholders participating in such Shelf Takedown. If the Stockholders desire to sell any Registrable Securities pursuant to a Shelf Takedown, then WildStar shall deliver to the Company a written notice specifying the number of Registrable Securities the Stockholders desire to sell pursuant to such Shelf Takedown, and the Company will, as expeditiously as possible, subject to Section 2(i), consummate such Shelf Takedown.

(c) Cooperation with Shelf Takedowns. Upon receipt of prior written notice by WildStar that the Stockholders intend to effect a Shelf Takedown, the Company shall use its reasonable best efforts to cooperate in such Shelf Takedown, whether or not such Shelf Takedown constitutes an Underwritten Offering, by amending or supplementing the Prospectus related to such Shelf Registration Statement as may be reasonably requested by WildStar for so long as any Stockholders hold Registrable Securities; provided that the Company shall not be required to so cooperate in any Underwritten Offering that is a Block Sale pursuant to a Shelf Takedown if notice of such Underwritten Offering has not been delivered not less than three Business Days prior to the potential launch of such Block Sale.

(d) Automatic Shelf Registration Statements. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at a time when it is obligated to file a Shelf Registration Statement pursuant to this Agreement, the Company shall file such Shelf Registration Statement as an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, that covers the Registrable Securities. The Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement that is not automatically effective or file a new Shelf Registration Statement.

(e) Demand Rights. In the event the Company ceases to be eligible to register Registrable Securities on Form S-3 or has failed to perform its obligations under Section 2(a) or otherwise does not have an effective Shelf Registration Statement, the Stockholders shall have the right on one occasion in any calendar year to require the Company to file a registration statement under the Securities Act in respect of all or a portion of Registrable Securities owned by the Stockholders (so long as such request covers at least $100,000,000 (or $50,000,000, in the case of a Block Sale) worth of the then current value of shares of Class A Common Stock (including, for the avoidance of doubt, any such shares received on conversion of any Class 1 Common Stock) or all of the shares of Class A Common Stock of the requesting Stockholder(s)), by causing WildStar to deliver to the Company written notice stating that such right is being exercised, specifying the number of Registrable Securities owned by the Stockholders to be included in such registration, and describing the intended method of distribution thereof (each, a “Demand Request” and any registration effected pursuant thereto, a “Demand Registration”). Upon receipt of a Demand Request in accordance herewith, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered as promptly as reasonably practicable and in any event within 20 Business Days of such Demand Request and (ii) to cause such Demand Registration Statement to be declared effective by the SEC as promptly as reasonably practicable thereafter. Notwithstanding the foregoing, the Company shall not be required to file any Registration Statement pursuant to a Demand Request within 90 days after the effective date of a previous Demand Registration or of any previous Registration Statement in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 in which there was no reduction in the number of Registrable Securities to be included, and, in each case, in which the sale of the Registrable Securities included therein was consummated. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Demand Registration in accordance with the intended methods of disposition by the Stockholders.

(f) Revocation of Notice. At any time prior to the effective date of the Registration Statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Takedown, WildStar, on behalf of the Stockholders who initiated such Demand Registration or Shelf Takedown, may revoke or withdraw such notice of a Demand Registration or Shelf Takedown, in each case by providing written notice to the Company. A notice of Demand Registration or Shelf Takedown that has been revoked or withdrawn shall count as one of the permitted Marketed Underwritten Shelf Offerings or Demand Registrations permitted pursuant to Section 2(a) and Section 2(e), respectively, only if such revocation or withdrawal (i) was not primarily caused by the Company’s breach of its obligations hereunder and (ii) is not in light of either (A) any fact, circumstance, event, change, effect or occurrence that individually or in the aggregate with all other facts or circumstances, events, changes, effects or occurrences has or had or is reasonably expected to have a material adverse effect on the Company or (B) any material adverse information concerning the Company that the Company had not publicly disclosed at least forty-eight (48) hours prior to such registration request or that the Company had not otherwise notified, in writing, WildStar prior to the time of such request. A request for a Marketed Underwritten Shelf Offering or Demand Registration shall not count against the number otherwise permitted if (i) after the applicable Prospectus supplement has been filed or Demand Registration Statement has become effective, the applicable

Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason attributable to the Company and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Securities or (ii) in the case of an Underwritten Offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason attributable to the Company, and as a result of any such circumstances described in clause (i) or (ii), less than all of the Registrable Securities covered by Prospectus supplement or the Demand Registration Statement are sold by the selling Stockholders pursuant thereto.

(g) Continued Effectiveness. The Company shall use its reasonable best efforts to keep (A) any Shelf Registration Statement filed pursuant to this Agreement continuously effective and usable for the resale of the Registrable Securities covered thereby until the earlier of (i) three (3) years from the effective date of such Shelf Registration Statement and (ii) the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement and (B) any Registration Statement filed pursuant to a Demand Request effective for a period of at least 180 days after the effectiveness thereof or such shorter period during which all Registrable Securities included therein shall have actually been sold (such period, the “Effective Period”); provided, however, that in the event the Company suspends, postpones or delays the filing of a Registration Statement required to be filed pursuant to this Agreement, the Effective Period shall be extended by the duration of each such applicable suspension, postponement or delay.

(h) Priority on Demand Registration or Shelf Takedown. If any of the Registrable Securities registered pursuant to a Demand Request or a Shelf Takedown are to be sold in a Marketed Underwritten Offering, and the managing underwriter(s) advise WildStar that in its good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such Marketed Underwritten Offering (including securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), is such as to adversely affect the success of such offering, then there shall be included in such Marketed Underwritten Offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

a. first, to the Stockholders requesting such registration pro rata on the basis of the percentage of Registrable Securities owned by each such Stockholder relative to the number of Registrable Securities owned by all such Stockholders, until with respect to each such Stockholder, all Registrable Securities requested for registration by such Holders have been included in such registration;

b. second, the securities for which inclusion in such Registration Statement was requested by the Company, if any; and

c. third, Class A Common Stock requested by other holders of Class A Common Stock (each, a “Piggybacking Holder”) to be included in such Marketed Underwritten Offering, on a pro rata basis or, in the case of this clause (c), in such other manner as such Piggybacking Holders shall agree.

Notwithstanding the foregoing, no securities other than securities held by the Stockholders shall be eligible for inclusion in the total number or dollar amount of Registrable Securities proposed to be sold in any Block Sale effected pursuant to Section 2(b) or Section 2(e) of this Agreement.

(i) Postponements in Requested Registrations. The Company may postpone, for up to 90 days from the date of the request, the filing or the effectiveness of a Registration Statement or suspend the use of a Prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Registrable Securities) by providing written notice to WildStar if the following conditions are met: (i) the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company, (ii) upon advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law and either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable; provided that the Company shall not be permitted to do so more than once in any 6-month period or for periods exceeding, in the aggregate, 120 days during any 12-month period. In the event that the Company exercises its rights under the preceding sentence, the Stockholders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities until the earlier of the termination of such postponement period, the time that WildStar has received copies of a supplemented or amended Prospectus or prospectus supplement and the time WildStar is advised in writing by the Company that the use of the Prospectus and, if applicable, prospectus supplement may be resumed. If the Company so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, WildStar, on behalf of the demanding Stockholder(s) shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 2(e). The Company shall promptly give WildStar, on behalf of the Stockholders requesting registration thereof pursuant to this Section 2, written notice of any postponement made in accordance with this Section 2(i).

(j) Registration Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registrations and offerings pursuant to this Section 2, including any underwritten offering, direct sales to purchasers, sales to or through brokers, dealers or agents, derivative transactions with third parties, sales in connection with short sales and other hedging transactions, that are effectuated pursuant to this Section 2; provided, however, that the Stockholders shall pay all Selling Expenses, if any, with respect to Registrable Securities sold by them.

(k) Selection of Underwriters. The lead underwriters of any Underwritten Offering effected pursuant to a Demand Registration or a Shelf Takedown shall be selected by WildStar, on behalf of the demanding or requesting Stockholders, subject to the consent, not to be unreasonably withheld, of the Company; provided that the Company may select the counsel for such lead underwriters that is acceptable to such underwriters and reasonably acceptable to the demanding or requesting Stockholders. If the Stockholders intend that the Registrable Securities requested to be covered by a Demand Registration shall be distributed by means of an Underwritten Offering, WildStar shall so advise the Company in writing. The right of any Stockholder to participate in an Underwritten Offering pursuant to this Section 2 will be conditioned upon such Stockholder’s participation in such underwriting and the inclusion of such Stockholder’s Registrable Securities in the underwriting and each such Stockholder will (together with the Company and any Piggybacking Holder distributing its securities through such underwriting) (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), provided that no Stockholder shall be required to sell more than the number of Registrable Securities that such Stockholder has requested the Company to include in any registration) and (ii) complete, execute and deliver all customary questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements reasonably required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s); provided, further, that no Stockholder shall be required to agree to any indemnification obligations on the part of such Stockholder that are greater than its obligations pursuant to Section 6. Notwithstanding the foregoing, if any Stockholder disapproves of the terms of the applicable underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company.

(l) Confidentiality. Each Stockholder agrees to treat as confidential the receipt of any suspension notice pursuant to Section 2(i) and the information contained therein, and not to disclose the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Stockholder in breach of the terms of this Agreement).

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities for its own account or for the account of others (other than (x) a registration for the account of Stockholders pursuant to this Agreement or (y) in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice (and in any event no less than twelve days prior to the anticipated filing date of the registration statement or Prospectus relating to the Piggyback Registration) to WildStar of its intention to effect such a registration and will include in such registration all Registrable Securities held by the Stockholders with respect to which the Company has received from WildStar, on behalf of the Stockholders, a written request for inclusion therein within ten days after the date of the Company’s notice. Any Stockholder may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or if none, prior to the applicable Registration Statement becoming effective. The Company may terminate or withdraw any registration under this Section 3 prior to the effectiveness of such registration, whether or not the Stockholder has elected to include Registrable Securities in such registration, and, except for the obligation to pay Registration Expenses pursuant to Section 3(c), the Company will have no liability to the Stockholder in connection with such termination or withdrawal solely by reason thereof.

(b) Underwritten Registration. If the registration referred to in Section 3(a) is proposed to be an Underwritten Offering, the Company will so advise WildStar as a part of the written notice given pursuant to Section 3(a). In such event, the right of any Stockholder to registration pursuant to this Section 3 will be conditioned upon such Stockholder’s participation in such underwriting and the inclusion of such Stockholder’s Registrable Securities in the underwriting, and any Stockholder that holds Registrable Securities that are to be sold in such offering will (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company.

(c) Piggyback Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final; provided, however, that the Stockholders shall pay all Selling Expenses, if any, with respect to Registrable Securities sold by them.

(d) Priority on Primary Registrations. If a Piggyback Registration relates to a primary Underwritten Offering on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company will include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell for its own account, (ii) second, the Registrable Securities requested to be included in such registration by the Stockholders on a pro rata basis relative to the total number of Registrable Securities requested to be included therein by all such Stockholders, until with respect to each such Stockholder, all Registrable Securities requested for registration by such Stockholders have been included in such registration and (iii) third, Class A Common Stock requested by any other persons to be included in the Piggyback Registration, on a pro rata basis relative to the total number of Registrable Securities requested to be included in the Piggyback Registration by such other requesting persons, or, in the case of this clause (iii), in such other manner as such other requesting persons shall agree.

(e) Priority on Secondary Registrations. If a Piggyback Registration relates to a secondary Underwritten Offering on behalf of other holders of the Company’s securities, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company will include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holder(s) making demand for such Underwritten Offering, together with any Registrable Securities requested to be included in such registration by the Stockholders on a pro rata basis relative to the total number of securities requested to be included therein by all such holders, until with respect to each such holder, all securities requested for registration by such holders have been included in such registration and (ii) second other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

4. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a) prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Stockholders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)), the Company shall furnish or otherwise make available to WildStar, counsel to the Stockholders and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including Free Writing Prospectuses) with respect to a Demand Registration to which WildStar or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c) notify WildStar, its counsel and the managing underwriter(s) of any Underwritten Offering (i) when a Registration Statement, pre-effective amendment to any Registration Statement, Prospectus or any Prospectus

supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify WildStar only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e) if requested by WildStar, or, in the case of an Underwritten Offering, the managing underwriter(s) of such Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as WildStar or such managing underwriter(s), as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 4(e) that, in the opinion of counsel for the Company, violate applicable law;

(f) deliver to WildStar, counsel to the selling Stockholders, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Stockholders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g) use its reasonable best efforts to register or qualify, or cooperate with WildStar, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Stockholders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, in each case but for this Section 4(g);

(h) cooperate with WildStar and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Stockholder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Stockholder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or WildStar may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within 10 Business Days prior to having to issue the securities;

(i) upon the occurrence of any event contemplated by Section 4(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement, and use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s);

(k) use its reasonable best efforts to cause all shares of Registrable Securities covered by any Registration Statement to be listed on each primary national securities exchange (if any) on which shares of the particular class of Registrable Securities are at that time listed, and enter into such customary agreements, including a supplemental listing application and indemnification agreement in customary form;

(l) in the case of any Underwritten Offering in which any Stockholder participates, enter into an underwriting agreement containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities, including adding information requested by the managing underwriters to the Prospectus, and making such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its material subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested;

(m) in the case of any Underwritten Offering in which any Stockholder participates, (A) make reasonably available, for inspection by the managing underwriters of such Underwritten Offering and one law firm and accounting firm acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or law firm or accounting firm in connection with such offering, (C) make the Company’s independent auditor available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith and to each Stockholder selling Registrable Securities in such offering

(unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and (D) cause the Company’s outside counsel to furnish customary legal opinions and updates thereof (which legal opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) to such underwriters and to WildStar in connection therewith, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters; provided, however, that any such records and other information provided under clauses (A) and (B) above that is not generally publicly available shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(n) in the case of any Underwritten Offering in which any Stockholder participates, cause its management to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in such number of “road shows” as the underwriter(s) reasonably request, and in any management diligence meetings or teleconferences as the underwriter(s) or their counsel reasonably request);

(o) make available for inspection by a single representative of the selling Stockholders designated by WildStar and the managing underwriter(s), if any, and their respective attorneys or accountants, at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement;

(p) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(q) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of any Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

The Company may require each Stockholder as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Stockholder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Stockholders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Stockholders) in order to ensure that the Stockholders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Stockholder covered thereby by name, or otherwise identifies such Stockholder as the holder of any securities of the Company, without first furnishing or otherwise making available to WildStar a copy of any such amendment or supplement no less than five Business Days prior to the filing of such amendment or supplement (unless and to the extent such amendment or supplement is required by law to be filed earlier, in which case the Company shall provide any notice as far in advance as practicable) and including all comments thereon reasonably and timely requested by WildStar.

Each Stockholder holding Registrable Securities agrees if such Stockholder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) and 4(c)(vi) hereof, such Stockholder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Stockholder is required to discontinue disposition of such securities.

5. Lock-Up Restrictions and Period. The parties hereto acknowledge and agree that the Reclassification Agreement imposes transfer restrictions that apply during the Lock-Up Period (as defined therein), and any sale pursuant to a registration made pursuant to this Agreement shall comply with such restrictions (to the extent applicable).

6. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Stockholder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, Registration Statement or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue or alleged untrue statement or omission or alleged omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Stockholder of Registrable Securities. Each selling Stockholder agrees to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Stockholders holding

Registrable Securities, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Stockholder or any designee acting on behalf of such Stockholder, with respect to such Stockholder for inclusion in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein; provided, however, that the obligations of such Stockholder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Stockholder (which consent shall not be unreasonably withheld).

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to (and promptly after any such judgment or settlement receive) indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(e) Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

7. Registration Expenses. All fees and expenses incurred by the Company and the Stockholders in connection with any registration pursuant to this Agreement, including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) of compliance with securities or blue sky laws, including any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 4(g)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, of an Underwritten Offering, or by WildStar), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and one counsel for the selling Stockholders in an amount not to exceed $100,000 for the first offering hereunder and $75,000 for any subsequent offering, (v) expenses of the Company incurred in connection with any “road show,” including travels, meals and lodging (vi) fees and disbursements of all independent registered public accounting firms referred to in Section 4(m) hereof (including the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company, (vii) all expenses in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus, final prospectus or free writing prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers, (viii) all expenses associated with any listing of the Registrable Securities, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (x) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, shall be borne by the Company whether or not any Registration Statement is filed or becomes effective (all such expenses, “Registration Expenses”). In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be required to pay the Selling Expenses or, in respect of any Underwritten Offering, any fees or expenses for which the underwriter(s) are responsible.

8. Rule 144. With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company will:

(a) for so long as it is subject to the periodic reporting obligations of the Exchange Act, make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b) for so long as it is subject to the periodic reporting obligations of the Exchange Act, file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to the Stockholders forthwith upon request: (i) in the event the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act; (ii) in the event the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as the Stockholders may reasonably request in availing themselves of any rule or regulation of the SEC allowing them to sell any such securities without registration; provided, however, that the Company shall be deemed to have furnished any such document if it shall have timely made such document available on the SEC’s Electronic Data Gathering, Analysis and Retrieval System, or a successor system.

9. Miscellaneous.

(a) Termination. The provisions of this Agreement (other than Sections 5 and 6) shall terminate upon the earliest to occur of (i) its termination by the written agreement of all parties hereto or their respective successors and assigns, (ii) the date on which all Stockholders cease to own any Registrable Securities and (iii) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

(b) Holdback Agreement. In connection with any Underwritten Offering (other than any Demand Registration or Shelf Takedown hereunder), each Stockholder will enter into a customary lock-up, holdback or similar agreement, if requested by the managing underwriter(s) of such offering, during the 10 days prior and the 90-day period beginning on the date of pricing of such offering and otherwise in a form reasonably acceptable to such Stockholder. Any such lock-up, holdback or similar agreement shall contain terms no more adverse in any material respect compared to similar agreements entered into with the Company and its directors and executive officers as well as holders of at least 5% of the Class A Common Stock, and the Stockholders shall only agree to be subject to such lock-up, holdback or similar agreement for only so long as the Company and its directors and executive officers as well as holders of at least 5% of the Class A Common Stock are similarly bound and no waiver has been granted to any such person. Notwithstanding anything herein to the contrary, the Stockholders shall not be required to agree not to (x) offer, sell, contract to sell or otherwise dispose any shares of capital stock to any Family-Related Person or otherwise in connection with any bona fide estate, family or tax planning (including in connection with the repayment of any debt, bequest or other obligations upon the death of any Stockholder or Family-Related Person) or (y) pledge, hypothecate or encumber any shares of capital stock to any third-party pledgee with respect to borrowings by the Stockholders or any Family-Related Persons and, in connection therewith, offer, sell, contract to sell or otherwise dispose of any shares of capital stock in connection with any exercise of remedies with respect thereto. The Company may impose stop-transfer instructions with respect to any Class A Common Stock subject to the restrictions set forth in this Section 9(b) until the the expiration of the lock-up period.

If any registration pursuant to Section 2 of this Agreement shall be in connection with any Underwritten Offering, the Company will not effect any public sale or distribution of any Class A Common Stock (or securities convertible into or exchangeable or exercisable therefor) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms promulgated for similar purposes or (ii) filed in connection with any employee benefit or dividend reinvestment plan) for its own account, during the 10 days prior and the 90-day period beginning on the date of pricing of such offering.

(c) Amendments and Waivers. This Agreement may not be altered, amended or supplemented, except by an agreement in writing signed by the Company and WildStar (or any other person designated by the Stockholders pursuant to Section 9(p)). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. WildStar, on behalf of any Stockholder, may waive (in writing) the benefit of any provision of this Agreement with respect to any Stockholder for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Stockholders in any other respect or at any other time.

(d) Successors, Assigns and Transferees. This Agreement may not be assigned without the prior written consent of the Company. Notwithstanding the foregoing, (i) the Stockholders may assign any of its rights, interests and obligations hereunder, in whole or in part, to any Family-Related Person (as defined in the Reclassification Agreement), and (ii) in the event of any such assignment, such assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned by executing a joinder substantially in the form set forth in Exhibit B. Notwithstanding the foregoing, any notice (or Demand Request, as applicable) of WildStar, on behalf of a Stockholder to register Registrable Securities pursuant to a registration statement under the Securities Act pursuant to, and in accordance with, Section 2(b), Section 2(e) or Section 3(a) shall be deemed to include, and the Company shall register (subject to the limitations and conditions otherwise applicable to the Stockholder), any portion of such Registrable Securities that are transferred to any Family-Related Person prior to the execution of an underwriting agreement in connection with an Underwritten Offering, provided that the notice (or Demand Request, as applicable) described in Section 2(b), Section 2(e) or Section 3(a), as applicable, includes the identity of such Family-Related Person and the Registrable Securities held by such Family-Related Person to be included in such registration and the intended method of distribution thereof, and any other information reasonably requested by the Company and/or the managing underwriter(s) for inclusion in the applicable Registration Statement, Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto. In addition to the foregoing, the rights of WildStar under this Agreement are not otherwise transferable and shall cease and be of no further effect if WildStar ceases to be controlled by the Sands Family, in which event the Stockholders shall select a new representative to replace WildStar pursuant to Section 9(p) .

(e) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email) and shall be given:

If to the Company, to:

Constellation Brands, Inc.

207 High Point Drive, Building 100,

Victor, NY, 14564

Attention: James O. Bourdeau, Executive Vice President and Chief Legal Officer

Email: jim.bourdeau@cbrands.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn: Eric L. Schiele, P.C.

David M. Klein, P.C.

Carlo Zenkner

Email: eric.schiele@kirkland.com;

dklein@kirkland.com;

carlo.zenkner@kirkland.com

if to WildStar, on behalf of the Stockholders, to:

WildStar Partners LLC

207 High Point Dr., Bldg. 100

Victor, NY 14564

Attention: Thomas M. Farace

Phone: (585) 678-7344

Email: tom.farace@wildstarpartners.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:      Daniel A. Neff, Esq.

             David M. Silk, Esq.

             Victor Goldfeld, Esq.

Phone: (212) 403-1000

Email: DANeff@wlrk.com; DMSilk@wlrk.com; VGolfeld@wlrk.com

or such other physical address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(g) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities, including any other registration rights agreement, which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(h) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Reclassification Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 6 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause or permit the application of laws of any jurisdictions other than those of the State of Delaware.

(j) Submission to Jurisdiction; WAIVER OF JURY TRIAL. Each of the parties hereto (i) irrevocably and unconditionally submits to the exclusive personal jurisdiction of the Court of Chancery of the

State of Delaware, or, if that court does not have jurisdiction, a federal or state court sitting in Wilmington, Delaware (and in each case, any appellate courts thereof) in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) irrevocably and unconditionally agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(e). Nothing in this Section 9(j), however, shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY (A) MAKES THIS WAIVER VOLUNTARILY AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9(j).

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(l) Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(m) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement to the contrary, the Company and each Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder, general or limited partner or member of any Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, shareholder, general or limited partner or member of any Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(n) Counterparts; Facsimile Signatures. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. After the execution of this Agreement, any Family-Related Person holding shares of common stock of the Company may deliver to the other parties hereto a counterpart signature to this Agreement and in connection therewith shall be a “Stockholder” for all purposes of the Agreement.

(o) Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(p) WildStar. It is understood and agreed that WildStar Partners LLC (“WildStar”) shall, subject to the last sentence of this Section 9(p), act as representative for, and on behalf of, the Stockholders and any other Family-Related Persons that agree to be bound by this Agreement, including by providing notice and instructions to the Company in respect of the exercise of registration rights on behalf of the Stockholders. The Company is entitled to rely upon such notice and instructions by WildStar, or any such designee(s), as if provided by the Stockholders or Family-Related Persons themselves, and all references herein to any requests or notices to be provided by the Stockholders shall be interpreted accordingly. In addition, the Company is entitled to provide any notice required hereunder to the Stockholders to WildStar on behalf of the Stockholders or Family-Related Persons, and such notices shall be considered given to the Stockholders or Family-Related Persons themselves, and all references herein to any requests or notices to be provided by the Company shall be interpreted accordingly. The Stockholders holding a majority of the Registrable Securities may designate a replacement to WildStar by providing written notice to the Company of such replacement Stockholder representative, and all references to WildStar hereunder will be deemed to refer to such replacement Stockholder representative.

(q) Interpretation. When a reference is made in this Agreement to Sections, Schedules or Annexes, such reference shall be to a Section of or Schedule or Annex to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The term “party” shall be deemed to refer to either the Company, on the one hand, or the Stockholders, on the other hand, as the case may be. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Except as otherwise specified, any reference to a contract, instrument or other document as of a given date means the contract, instrument or other document as amended, supplemented and modified. Words in singular will be held to include the plural and vice versa and a word of one gender will be held to include the other genders as the context requires. The word “or” will not be exclusive. The phrases “the date of this Agreement” and “the date hereof” shall be deemed to refer to the date set forth on the first page this Agreement. The parties agree that this Agreement is the product of discussions and negotiations between the parties and their respective advisors, each of the parties was represented by counsel in connection therewith and, accordingly, this Agreement and any document generated in connection herewith shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any document to be drafted.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

COMPANY:

CONSTELLATION BRANDS, INC.

By:	/s/ James O. Bourdeau

Name: James O. Bourdeau
Title: Executive Vice President and Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

RICHARD SANDS

By:	/s/ Richard Sands

Name:	Richard Sands

ROBERT SANDS

By:	/s/ Robert Sands

Name:	Robert Sands

ABIGAIL BENNETT

By:	/s/ Abigail Bennett

Name:	Abigail Bennett

ZACHARY STERN

By:	/s/ Zachary Stern

Name:	Zachary Stern

RICHARD SANDS MASTER TRUST
IN ITS CAPACITY AS SOLE MEMBER OF RES MASTER LLC

By:	/s/ Richard Sands

Name:	Richard Sands
Title:	Trustee

ROBERT S. SANDS MASTER TRUST
IN ITS CAPACITY AS SOLE MEMBER OF RSS MASTER LLC

By:	/s/ Robert Sands

Name:	Robert Sands
Title:	Trustee

ASTRA LEGACY LLC

By:	/s/ Abigail Bennett
Name:	Abigail Bennett
Title:	President

WILDSTAR PARTNERS LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RES BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF SER BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RHT 2015 BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RSS BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF SSR BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RSS 2015 BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RCT 2015 BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF RCT 2015 BUSINESS HOLDINGS LP, SOLE MEMBER OF RCT 2020 INVESTMENTS LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF A&Z 2015 BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Chief Executive Officer

WILDSTAR PARTNERS LLC
IN ITS CAPACITY AS MANAGING GENERAL PARTNER OF MAS BUSINESS HOLDINGS LP

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Chief Executive Officer

NSDT 2009 STZ LLC

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Manager

NSDT 2011 STZ LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Manager

RSS BUSINESS MANAGEMENT LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Secretary

SSR BUSINESS MANAGEMENT LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Secretary

LES LAUREN HOLDINGS LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Manager

MES MACKENZIE HOLDINGS LLC

By:	/s/ Thomas M. Farace
Name:	Thomas M. Farace
Title:	Manager

THE MARILYN SANDS MASTER TRUST

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Trustee

SANDS FAMILY FOUNDATION

By:	/s/ Thomas M. Farace

Name:	Thomas M. Farace
Title:	Secretary

Exhibit A

• RES Master LLC

• RES Business Holdings LP

• SER Business Holdings LP

• RHT 2015 Business Holdings LP

• RSS Master LLC

• RSS Business Holdings LP

• SSR Business Holdings LP

• RSS 2015 Business Holdings LP

• RCT 2015 Business Holdings LP

• RCT 2020 Investments LLC

• NSDT 2009 STZ LLC

• NSDT 2011 STZ LLC

• RSS Business Management LLC

• SSR Business Management LLC

• LES Lauren Holdings LLC

• MES Mackenzie Holdings LLC

• Abigail Bennett

• Zachary Stern

• A&Z 2015 Business Holdings LP*

• Marilyn Sands Master Trust

• MAS Business Holdings LP

• Sands Family Foundation

• Richard Sands

• Robert Sands

• WildStar Partners LLC

• Astra Legacy LLC

Exhibit B

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of                     , 20     (as amended, modified and supplemented from time to time, the “Registration Agreement”), among by and among Constellation Brands, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Stockholder and the undersigned’s Class A Common Stock will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of                 , 20        .

Signature

Print Name

Address:

Agreed and Accepted as of
, 20 :

CONSTELLATION BRANDS, INC.
By:
Its: